EXHIBIT 10.06

AMENDMENT NUMBER 16
TO THE ARIZONA NUCLEAR POWER PROJECT PARTICIPATION AGREEMENT

1.    PARTIES:

The Parties to this Amendment Number 16 to the Arizona Nuclear Power Project Participation Agreement, hereinafter referred to as "Amendment Number 16," are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona"; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project"; SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison"; PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "PNM"; EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso"; SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a joint powers agency organized and existing under and by virtue of the laws of the State of California, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION, hereinafter referred to as "SCPPA"; and DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a municipal corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "LADWP"; all hereinafter individually referred to as "Party" and collectively as "Parties."

2.	RECITALS:

2.1
Arizona, Salt River Project, Edison, PNM, El Paso, SCPPA and LADWP are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by: Amendment Number 1, dated as of January 1, 1974; Amendment Number 2, dated as of August 28, 1975; Amendment Number 3, dated as of July 22, 1976; Amendment Number 4, dated as of December 15, 1977; Amendment Number 5, dated as of December 5, 1979; Amendment Number 6, effective as of October 16, 1981; Amendment Number 7, effective as of April 1, 1982; Amendment Number 8, executed as of September 12, 1983; Amendment Number 9, executed as of June 12, 1984 Amendment Number 10, executed as of November 21, 1985; Amendment Number 11, effective January 10, 1987; Amendment Number 12, effective August 5, 1988; Amendment Number 13, effective June 15, 1991; Amendment Number 14, effective June 20, 2000, retroactive to January 1, 1993; and Amendment Number 15, effective January 13, 2011, hereinafter, as so amended, collectively referred to as the "Participation Agreement."

2.2
On April 21, 2011, the NRC, by letter to Arizona, confirmed the issuance of Renewed Facility Operating License Nos. NPF-41 (Unit 1), NPF-51 (Unit 2), and NPF -74 (Unit 3) for Palo Verde Station (collectively, the "License Extensions").

2.3
Pursuant to the License Extensions, (i) Renewed Facility Operating License No. NPF-41 (Unit 1) expires at midnight on June 1, 2045; (ii) Renewed Facility Operating License No. NPF-51 (Unit 2) expires at midnight on April 24, 2046; and (iii) Renewed Facility Operating License No. NPF-74 (Unit 3) expires at midnight on November 25, 2047

(collectively, the "Extended License"). The latest expiration date of the original licenses previously had been November 25, 2027.

2.4	Pursuant to Section 35.7 of the Participation Agreement, the latest termination date of the Participation Agreement currently is December 31, 2027, which does not include the License Extensions.

2.5
Section 8A.4.4 of the Participation Agreement currently requires each Participant to accumulate Termination Funds over "the remaining license term (as specified in the original license issued for each Generating Unit . . . ." (emphasis added)

2.6.
Arizona, PNM and El Paso (in Texas, not New Mexico) have already included in their cost of service the amounts for contributions to their decommissioning trust that reflect the Extended License ("60 Year Termination Funding Curves"), rather than the Original License ("40 Year Termination Funding Curves"), and collect from their respective ratepayers on that basis.

2.7
The Termination Funding Committee currently uses the 40 Year Termination Funding Curves to measure compliance of the Participants with the termination funding requirements set forth in the Participation Agreement and the Termination Funding Committee Manual. Therefore, the ability of Arizona, PNM and El Paso to meet their termination funding obligations is adversely impacted by the reduced recovery from their ratepayers under the 60 Year Termination Funding Curves, and their continuing obligation to maintain their Termination Funds at the higher levels required by the 40 Year Termination Funding Curves.

2.8
On June 18, 2012, the Termination Funding Committee held its annual meeting to submit its Annual Funding Status Reports and to resolve the foregoing termination funding curve issues. At the meeting, the Termination Funding Committee resolved, upon proper motion, that the 60 Year Termination Funding Curves were technically correct, and conditionally adopted the 60 Year Termination Funding Curves subject to the Administrative Committee's extension of the Participation Agreement term.

2.9	On October 19, 2012, the Administrative Committee unanimously voted to adopt the form of this Amendment Number 16.

3.    AGREEMENT:

For and in consideration of the premises and the mutual obligations of and undertakings by the Parties as hereinafter provided in this Amendment Number 16 to the Participation Agreement, the Parties agree as set forth below.

4.    EFFECTIVE DATE:

This Amendment Number 16 shall become effective on the date that the Party which last in time executes this Amendment Number 16. The amended termination funding curves that are associated with this Amendment Number 16 shall be applied retroactively to January 1, 2012.

5.    DEFINED TERMS:

5.1	The Capitalized and italicized words and phrases used in this Amendment Number 16 shall have the meanings ascribed to them in the Participation Agreement as amended by this Amendment Number 16.

5.2	All references to a "Section" or "Sections" in this Amendment Number 16 shall mean a Section or Sections of the Participation Agreement unless the text expressly states otherwise.

6.	AMENDMENTS TO THE ARIZONA NUCLEAR POWER PROJECT MADE BY THIS AMENDMENT NUMBER 16:

6.1	Amend Section 8A.4.4, by deleting the strikethrough text and substituting therefor the underlined text:

"Within six months after the date on which Amendment No. 13 shall become effective or such other date established by the Administrative Committee, the Termination Funding Committee shall establish criteria and standards, consistent with applicable law, including the rules and regulations of the NRC [including without limitation such discount factors, allowances for inflation, bases for estimating future net earnings on accumulations in the Termination Fund(s) of the Participants and other elements as may be appropriate to provide reasonable assurance that each Participant will accumulate in its Termination Fund(s) over the then-applicable remaining license term for each Generating Unit ~~(as specified in the original license issued for each Generating Unit authorizing fuel load and low power operation of such unit)~~ (sufficient funds to pay such Participant's share of the most current estimate of the Termination Costs of such unit~~)~~] that will be used by the committee to determine whether or not the periodic deposits made by each Participant in its Termination Fund(s) have been adequate and the accumulations in its Termination Funds will be adequate to meet the requirements of Section 8A.7.2.3 hereof and to comply with applicable laws. At least once every three years the Termination Funding Committee shall review such criteria and standards and make such adjustments thereto as are warranted by the circumstances then existing or as may be required by applicable law. Additionally, the Termination Funding Committee shall establish the format, content and time for submission of the funding status reports and certificates that Participants are required to submit pursuant to Section 8A.7.2.4 hereof."

6.2	Amend Section 35.7, by deleting the strikethrough text and substituting therefor the underlined text:

"This Participation Agreement shall terminate on the earlier of: (i) the expiration date of the longest operating license period authorized by the NRC (or any governmental agency that is a successor to the NRC) for Palo Verde Station ~~December 31, 2027,~~ or (ii) the date on which all Generating Units shall have been permanently removed from service and all Termination Work in respect of all Generating/Terminated Units has been completed; provided, however, that . . ."

6.3	Except as amended by this Amendment Number 16, the remaining terms of the Participation Agreement shall remain in full force and effect.

7.    EXECUTION BY COUNTERPARTS:
This Amendment Number 16 may be executed in any number of counterparts, whether by facsimile, electronic signature or otherwise, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment Number 16 may be detached from any counterpart of the Amendment Number 16 without impairing the legal effect of any signature thereon, and may be attached to another counterpart of this Amendment Number 16 identical in form hereto but having attached to it one or more signature pages.

8.    SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

ARIZONA PUBLIC SERVICE COMPANY

By: /s/ Randall K. Edington
Its: Ex VP/CNO
Date: 4/28/14

STATE OF ARIZONA )
) SS.
County of Maricopa )

On this 28th day of April, 2014 before me, the undersigned Notary Public, personally appeared Randall K. Edington    who acknowledged him/herself to be the    Ex VP/CNO
of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such Executive Vice President/Chief Nuclear Officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Jennifer R. Stokic
Notary Public

My Commission Expires:

1-17-2015

8. **SIGNATURE CLAUSE:**

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: [signature]

Its: AGM + Chief Power System Executive

Date: 4/10/2014

ATTEST AND COUNTERSIGN:

By:______________________

Its:______________________

Date:______________________

STATE OF ARIZONA)
) ss.
County of Maricopa)

On this 10 day of April, ~~2012~~ 2014 CMH, before me, the undersigned Notary Public, personally appeared Michael Hummel who acknowledged him/herself to be the AGM + Chief Power System Executive of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such ______________.

[signature]
Notary Public

My Commission Expires:
September 5, 2014

OFFICIAL SEAL
CHRISTINA M. HALLOWS
NOTARY PUBLIC - State of Arizona
MARICOPA COUNTY
My Comm. Expires Sept. 5, 2014

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8. SIGNATURE CLAUSE:

SOUTHERN CALIFORNIA EDISON COMPANY

By: [signature]

Its: Vice-President & CNO

Date: 3/16/2014

STATE OF CALIFORNIA)
) ss.
County of ~~Los Angeles~~ Orange)

On this 16 day of April, 2014, before me, the undersigned Notary Public, personally appeared Thomas J. Palmisano who acknowledged him/~~herself~~ to be the Vice President of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that he/~~she~~ as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/~~herself~~ as such Southern California Edison.

BRAD MEINDERTSMA
Commission # 1962205
Notary Public - California
Orange County
My Comm. Expires Dec 1, 2015

[signature]
Notary Public

My Commission Expires:

12.1.2015

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8. SIGNATURE CLAUSE:

EL PASO ELECTRIC COMPANY

By: J V Shockley

Its: Chief Executive Officer

Date: March 17, 2014

STATE OF TEXAS)
) ss.
County of El Paso)

On this 17th day of March, 2014, before me, the undersigned Notary Public, personally appeared T. V. Shockley who acknowledged him/herself to be the Chief Executive Officer of EL PASO ELECTRIC COMPANY, a Texas corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such Chief Executive Officer.

NOTARY PUBLIC STATE OF TEXAS
HILDA VARGAS
My Commission Expires
July 1, 2017

Hilda Vargas
Notary Public

My Commission Expires:

July 1, 2017

APPROVED AS TO FORM
OFFICE OF THE GENERAL COUNSEL ____

8. SIGNATURE CLAUSE:

By: R. Davis

Its: PRESIDENT

Date: 12-20-2012

STATE OF CALIFORNIA)
) ss.
County of Los Angeles)

This is attached to a Acknowledgment or Jurat
Salpi Ortiz, Notary Public

On this ____ day of ____________, 2012, before me, the undersigned Notary Public, personally appeared ______________________ who acknowledged him/herself to be the ____________________ of SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION, a California joint powers agency, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such ____________________________.

____
Notary Public

My Commission Expires:

____

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CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

CIVIL CODE § 1189

State of California

County of Los Angeles

On December 29 2012 before me, Salpi Ortiz, a notary public,
Date — Here Insert Name and Title of the Officer

personally appeared Ron Davis
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

SALPI ORTIZ
Commission # 1926232
Notary Public - California
Los Angeles County
My Comm. Expires Feb 20, 2015

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: [signature]
Signature of Notary Public

Place Notary Seal Above

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: ______

Document Date: ______ Number of Pages: ______

Signer(s) Other Than Named Above: ______

Capacity(ies) Claimed by Signer(s)

Signer's Name: ______
- ☐ Corporate Officer — Title(s): ______
- ☐ Individual
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ______

Signer Is Representing: ______

RIGHT THUMBPRINT OF SIGNER
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Signer's Name: ______
- ☐ Corporate Officer — Title(s): ______
- ☐ Individual
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ______

Signer Is Representing: ______

RIGHT THUMBPRINT OF SIGNER
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8. SIGNATURE CLAUSE:

By: [signature]
MARCIE L. EDWARDS
General Manager

Date: 3/31/14

And [signature: Barbara E. Moschos]
BARBARA E. MOSCHOS
Board Secretary

AUTHORIZED BY RES. 013 311
JUN 19 2013

APPROVED AS TO FORM AND LEGALITY
CARMEN A. TRUTANICH, CITY ATTORNEY

JUN 06 2013

BY [signature: S Driscoll]
SYNDI DRISCOLL
DEPUTY CITY ATTORNEY

STATE OF CALIFORNIA)
) ss.
County of Los Angeles)

On this 31st day of March, 2014 before me, the undersigned Notary Public, personally appeared Marcie L. Edwards who acknowledged him/herself to be the General Manager of DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a California joint powers agency, and that ~~he~~/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by ~~him~~/herself as such General Manager.

[signature: Reynan L. Ledesma]
Notary Public

My Commission Expires:

July 17, 2014

REYNAN L. LEDESMA
COMM. # 1895685
NOTARY PUBLIC-CALIFORNIA
COUNTY OF LOS ANGELES
MY COMM. EXP. JULY 17, 2014

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